Schedule 14A Information

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by Registrant  [ X ]

Filed by a Party other than the Registrant       [   ]

Check the appropriate box:


[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

[ X ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[   ]    Soliciting Material under Rule 14a-12


-------------------------------------------------------------------------------

                       Cadre Institutional Investors Trust

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
-------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[ X ]      No fee required.

                       CADRE INSTITUTIONAL INVESTORS TRUST
                               905 Marconi Avenue
                         Ronkonkoma, New York 11779-7255



February 15, 2001

Cadre Liquid Asset Fund-U.S. Government Series
Cadre Liquid Asset Fund-Money Market Series
Cadre Affinity Fund-U.S. Government Series
Cadre Affinity Fund-Money Market Series
Cadre Reserve Fund-U.S. Government Series
Cadre Reserve Fund-Money Market Series
Money Market Portfolio
U.S. Government Money Market Portfolio
(Series of Cadre Institutional Investors Trust)

Dear Shareholder:

On behalf of the Board of Trustees of Cadre Institutional Investors Trust (the "Trust"), it is my pleasure to invite you to attend the upcoming Special Meeting of Shareholders of the Trust. The meeting will be held on February 26, 2001, at 9:00 a.m. at the offices of Ambac Financial Group, Inc., One State Street Plaza, 19th Floor, New York, New York 10004. Enclosed is a proxy statement that describes the proposals that will be acted upon at the meeting and solicits your vote in favor of those proposals.

At the meeting, shareholders of the Trust will vote on the election of nine persons to serve as trustees of the Trust and on a proposal to ratify the selection of the independent accountants of the Trust. In addition, shareholders of each series of the Trust (the "Funds") will vote separately on proposals to amend a fundamental investment restriction of each Fund to permit the Funds to lend their portfolio securities.

The proposals are described in the attached Notice of Special Meeting and Proxy Statement. We recommend that you read these materials carefully.

It is important that your shares be represented at the meeting. Please complete and return the enclosed proxy card in the postage-paid envelope provided whether or not you expect to attend the meeting. If you attend the meeting and wish to vote in person, you may revoke your proxy at that time.

Thank you for your attention to this matter and for your continuing investment in the Trust.


William T. Sullivan, Jr.
Chairman

                       CADRE INSTITUTIONAL INVESTORS TRUST
                               905 Marconi Avenue
                         Ronkonkoma, New York 11779-7255
                                  800-221-4524
                                  -------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on February 26, 2001
                                  -------------


Cadre Liquid Asset Fund-U.S. Government Series
Cadre Liquid Asset Fund-Money Market Series
Cadre Affinity Fund-U.S. Government Series
Cadre Affinity Fund-Money Market Series
Cadre Reserve Fund-U.S. Government Series
Cadre Reserve Fund-Money Market Series
Money Market Portfolio
U.S. Government Money Market Portfolio
(Series of Cadre Institutional Investors Trust)

To the Shareholders:

           Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Cadre Institutional Investors Trust (the "Trust") will be held at the offices of Ambac Financial Group, Inc., One State Street Plaza, 19th Floor, New York, New York, 10004, on February 26, 2001, at 9:00 a.m., Eastern time, for the following purposes:

1.   To elect nine persons to serve as trustees of the Trust;

2. To ratify the selection of KPMG LLP as independent accountants of the Trust for the 2001 fiscal year;

3. To amend a fundamental investment restriction of each of the series of the Trust (the "Funds") to permit the Funds to lend their portfolio securities; and

4. To transact any other business that may properly come before the Meeting and any adjournments.

           These proposals are discussed in greater detail in the attached Proxy Statement. The Board of Trustees has fixed January 15, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments.

By order of the Board of Trustees.

Anne Gill
Secretary

February 15, 2001

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD PROMPTLY. SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                       CADRE INSTITUTIONAL INVESTORS TRUST
                               905 Marconi Avenue
                         Ronkonkoma, New York 11779-7255
                                  800-221-4524
                                  -------------


               PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on February 26, 2001


This Proxy Statement is being sent to you in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Cadre Institutional Investors Trust (the "Trust") for use at a Special Meeting of Shareholders of the Trust to be held on February 26, 2001, at 9:00 a.m., Eastern time, at the offices of Ambac Financial Group, Inc., One State Street Plaza, 19th Floor, New York, New York 10004 (the "Meeting"), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of Cadre Financial Services, Inc. ("Cadre"), the Trust's administrator, or other representatives of the Trust, may solicit proxies by telephone or in person. The costs and the expenses incurred in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the Trust.

If the enclosed proxy card is properly marked, executed and received by the Secretary of the Trust prior to the Meeting and is not revoked, your shares will be voted at the Meeting in accordance with your instructions. Unless instructions to the contrary are marked, the proxy will be voted: (a) FOR ALL nominees for election as trustees; (b) FOR ratification of the selection of KPMG LLP as independent accountants of the Trust for the 2001 fiscal year; and (c) FOR the proposal to amend a fundamental investment restriction of each of the series of the Trust (the "Funds") of which you hold shares to permit loans of portfolio securities. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting in person or by submitting a letter of revocation or a later-dated proxy to the Secretary at the above address of the Trust prior to the date of the Meeting.

Under the By-Laws of the Trust, a quorum at the Meeting is constituted by the presence in person or by proxy of the holders of 40% or more of the outstanding shares entitled to vote. If a proxy card is properly executed and returned unmarked or marked ABSTAIN, the shares represented by that proxy will be considered to be present at the Meeting for purposes of determining the existence of a quorum. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve one or more of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes have been received. Any adjournment will require the affirmative vote of a majority of the shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote in favor of adjournment all shares that they are entitled to vote FOR each of the proposals as to which the adjournment is being sought, and will vote against adjournment all shares they are instructed to vote AGAINST any proposal.

The Board of Trustees has fixed January 15, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. On the record date there were 1,042,631,204 shares of the Trust outstanding.

This Proxy Statement is first being mailed to shareholders on or about February 15, 2001.

The Trust's most recent annual report to shareholders and most recent semi-annual report to shareholders are available upon request, without charge, by writing the Trust at 905 Marconi Avenue, Ronkonkoma, New York 11779-7255, or calling the Trust at 1-800-221-4524.

At the Meeting, we will ask the shareholders to vote on the proposals as shown below:

--------------------------------------------------------------------------------
                                         SHAREHOLDERS       SHAREHOLDERS
           PROPOSAL                       VOTE AS           OF EACH FUND
                                         ONE CLASS         VOTE SEPARATELY
--------------------------------------------------------------------------------
1. To elect Trustees of the Trust.
                                                 X
--------------------------------------------------------------------------------
2. To ratify the selection of
   KPMG LLP as independent
   accountants of the Trust
   for 2001 fiscal year.                         X
--------------------------------------------------------------------------------
3. To amend a fundamental investment
   restriction of each Fund
   to permit the Funds to lend
   their portfolio securities.                                    X
--------------------------------------------------------------------------------

                               VOTING REQUIREMENTS
                               -------------------

All shareholders of the Trust will vote as one class on Proposal 1 and Proposal
2. A plurality of all votes cast at the Meeting is sufficient to approve Proposal 1. A majority of the shares voted at the Meeting is sufficient to approve Proposal 2. Shareholders of each Fund will vote separately on Proposal
3. Approval of Proposal 3 by a Fund requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund. As defined by the Investment Company Act of 1940 (the "1940 Act"), a "majority of the outstanding voting securities" of a Fund means the lesser of (i) 67% of the shares of that Fund represented at the Meeting in person or by proxy, or (ii) more than 50% of the outstanding shares of that Fund.

Each share of the Trust (and fractional share) is entitled to a vote equal to the net asset value of that share (or applicable fraction thereof) on each matter as to which the holder of such share is entitled to vote. Shares of two of the Funds, the Money Market Portfolio and the U.S. Government Money Market Portfolio (collectively, the "Portfolios") held by another Fund ("Portfolio Shares") are not entitled to vote on Proposal 1 or Proposal 2. As to Proposal 3, which will be voted on separately by shareholders of each Fund, Portfolio Shares owned by a Fund will be voted in the same proportion as shares of the Fund holds the Portfolio Shares have been voted on the same proposal, except that, as to shares of the Fund for which voting instructions have not been given, Portfolio Shares will be voted by the Fund in the same proportion as shares of the Fund for which voting instructions have been received are voted.

Shares represented by proxies as to which instructions have been given to abstain from voting on one or more proposals will count as votes present at the Meeting for purposes of determining whether a quorum is present, but will not count as votes cast on any of the proposals. Abstentions will not have any effect on the outcome of voting on Proposal 1 or Proposal 2. However, to the extent that approval of Proposal 3 by a Fund requires the vote of a specified percentage of the outstanding shares of the Fund present or represented by proxy at the Meeting, or a specified percentage of the Fund's outstanding shares, abstentions on Proposal 3 will have the same effect as a vote AGAINST the proposal. No shares of the Trust are held by brokers or other financial intermediaries on behalf of their customers. Therefore, the Trust does not expect that there will be any broker non-votes at the Meeting.

Information regarding shareholders owning of record or known by the Trust to own beneficially 5% or more of the outstanding shares of the Trust or the Funds as of the record date is contained in Exhibit A. Information regarding certain controlling shareholders is set forth under "ADDITIONAL INFORMATION - Control Persons."

           PROPOSAL 1:             TO ELECT TRUSTEES OF THE TRUST
                                   ------------------------------

At the Meeting, shareholders will vote to elect nine persons to serve as trustees of the Trust. All nominees named below are currently trustees of the Trust and have served in that capacity continuously since the years indicated below. None of the nominees are related to any other nominee.

The enclosed proxy card will be voted in favor of the election of each of the nine nominees listed below, unless such authority is withheld in the proxy card. The nominees have each consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any nominee should be unable to serve, an event not now anticipated, the persons named as proxies will vote for such replacement nominee as may be proposed by the Board of Trustees. The Board of Trustees recommends that shareholders vote in favor of the election of the nominees listed below.

The following table sets forth certain information concerning the nominees for election as trustees of the Trust. Unless otherwise noted, the nominees have engaged in the principal occupations or employments listed in the following table for more than five years, but not necessarily in the same capacity.


NAME, POSITION WITH             PRINCIPAL OCCUPATIONS                           YEAR OF ELECTION
TRUST, AGE AND ADDRESS          DURING LAST FIVE YEARS                           OR APPOINTMENT
----------------------          ----------------------                           --------------

*William T. Sullivan, Jr.       Chairman,                                             1997
Trustee, Chairman, 55           Cadre Financial Services, Inc. and Cadre
905 Marconi Avenue              Securities, Inc. (brokerage services)
Ronkonkoma, NY  11779-7255


Richard J. Anderson             Minnesota School Boards Association,                  2000
Trustee, 47                     Executive Director; ex officio Trustee and
Executive Director MSBA         Secretary to the Minnesota School District
1900 West Jefferson Avenue      Liquid Asset Fund Plus
St. Peter, MN  56082-3015

*Frank J. Bivona                Vice Chairman and Chief Financial                     2000
Trustee, 45                     Officer, Ambac Financial Group, Inc.
Ambac Financial Group, Inc.
One State Street Plaza
New York, New York  10004


                                      -3-


Harvey A. Fein                  Chief Financial Officer, Molina                      1998
Trustee, 54                     Medical Centers; formerly, independent
2238 Glendon Avenue             financial consultant (1994-1995) and
Los Angeles, California  90064  Director of Finance, Blue Cross of
                                California - Wellpoint Health Networks

Michael P. Flanagan             Executive Director of Michigan Association           1999
Trustee, 51                     of School Administrators (2001), County
8975 Tamarack Court             Superintendent of Schools, Wayne Regional
Plymouth, MI  48170             Education Services Agency, adjunct professor,
                                Wayne State University;County Library Board,
                                Wayne County, Michigan; Governor's Reading
                                Council, State of Michigan

Russell E. Galipo               Retired                                              1997
Trustee, 68
4538 Alpine Drive
Lakeland, Florida  33801-0502

*C. Roderick O'Neil             Chairman, O'Neil Associates (investment              1995
Trustee, 70                     and financial consulting  firm); Director,
375 Park Avenue                 Ambac Financial Group, Inc.,
Suite 2602                      AMBAC Assurance Corporation,
New York, New York  10152       Fort Dearborn Income Securities, Inc.
                                and Beckman Instruments, Inc.; Trustee,
                                Memorial Drive Trust (finance)

William J. Reynolds             Retired                                              1997
Trustee, 77
1 Fox Run Court
Newington, CT  06111

Don Irvin Tharpe                Executive Director, Association of School            1998
Trustee, 46                     Business Officials International;
3105 Franklins Way              formerly, Chairman and Trustee,
Herndon, Virginia  22071        Investment Services for Education Trust


* Those nominees indicated by an asterisk (*) are "interested persons" (as defined under Section 2(a)(19) of the 1940 Act) by virtue of, among other things, their affiliation with Cadre Securities, Inc. and other affiliates of Ambac Financial Group, Inc.


The following table sets forth certain information regarding the compensation received by the Trustees of the Trust for the fiscal year ended September 30, 2000.(1)



---------------------------- --------------- -------------------------- -----------------------
                                AGGREGATE    PENSION OR RETIREMENT      TOTAL COMPENSATION FROM
                              COMPENSATION   BENEFITS ACCRUED AS        TRUST AND TRUST COMPLEX
                NAME           FROM TRUST    PART OF FUND EXPENSES           PAID TO TRUSTEE
---------------------------- --------------- -------------------------- ----------------------
William T. Sullivan , Jr.             $0           $0                          $0
---------------------------- --------------- -------------------------- ----------------------
Richard J. Anderson                   $0           $0                          $0
---------------------------- --------------- -------------------------- ----------------------
Frank J. Bivona                       $0           $0                          $0
---------------------------- --------------- -------------------------- ----------------------
David Boyle                           $0           $0                          $0
---------------------------- --------------- -------------------------- ----------------------
Harvey A. Fein                        $0           $0                          $0
---------------------------- --------------- -------------------------- ----------------------
Michael P. Flanagan              $11,250           $0                       $11,250
---------------------------- --------------- -------------------------- ----------------------
Russell E. Galipo                $10,500           $0                       $10,500
---------------------------- --------------- -------------------------- ----------------------
Roderick O' Neil                  $8,000           $0                        $8,000
---------------------------- --------------- -------------------------- ----------------------
William J. Reynolds, Jr.         $10,250           $0                       $10,250
---------------------------- --------------- -------------------------- ----------------------
Donald I. Tharpe                  $8,000           $0                        $8,000
---------------------------- --------------- -------------------------- ----------------------

(1) Due to a change in the Trust's fiscal year (from a October 31 year-end to September 30 year-end), the information provided below is for the eleven-month period of November 1, 1999 to September 30, 2000.


Trustees who are not employees of Cadre, or any of its affiliated companies, are each paid an annual retainer of $5,000 and receive an attendance fee of $750 for each meeting of the Board of Trustees they attend. Trustees are also entitled to be reimbursed for out-of-pocket expenses incurred as a trustee. Officers of the Trust receive no compensation from the Trust. Members of the Audit Committee, each of whom is a trustee who is not an "interested person" (as defined by the 1940 Act) of the Trust or Cadre (the "Independent Trustees"), each receive an attendance fee of $750 for each Audit Committee meeting they attend. The Chairman of the Audit Committee receives an additional $1,000 annual fee. Messrs. Fein, Flanagan, Galipo and Reynolds are members of the Audit Committee. Mr. Galipo serves as Chairman of the Audit Committee. The Audit Committee is responsible for recommending the selection of the Trust's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Trust. The Trust also has a Nominating Committee that is responsible for the selection and nomination of Independent Directors. The Nominating Committee currently consists of Messrs. Fein, Flanagan and Reynolds. The Nominating Committee met once during the Trust's most recent fiscal year.

Four meetings of the Board of Trustees, two meetings of the Audit Committee and one meeting of the Nominating Committee were held during the fiscal year ended September 30, 2000. Each trustee attended at least 75% of the combined number of meetings of the Board of Trustees and of any committee of which he was a member during the fiscal year that were held during his tenure as trustee.

As of the date of this Proxy Statement, the trustees did not own any of the outstanding shares of the Trust.

Election of each of the nominees for trustee requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR ALL NOMINEES.

           PROPOSAL 2:       TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT
                             ACCOUNTANTS OF THE TRUST FOR THE 2001 FISCAL YEAR
                             -------------------------------------------------

The Board of Trustees, including each of the Independent Trustees, has unanimously selected the firm of KPMG LLP as the independent accountants of the Trust for the Trust's 2001 fiscal year. At the Meeting, shareholders will vote on a proposal to ratify the selection of KPMG LLP by the Board of Trustees. As required by the 1940 Act, the selection of the independent accountants is subject to the right of the Trust, by vote of a majority of its outstanding securities at any meeting called for the purpose of voting on such matter, to terminate such employment without penalty. KPMG LLP has advised the Trust that to the best of its knowledge and belief, as of the record date, no KPMG LLP professional had any direct or material indirect ownership interest in the Trust inconsistent with the independence standards pertaining to accountants.

The independent accountants audit the annual financial statements of the Trust and provide other audit and tax-related services to the Trust. In recommending the selection of KPMG LLP as the Trust's independent accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and considered whether the performance of non-audit services would affect the accountants' independence. Representatives of KPMG LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

FEES PAID TO KPMG LLP(1)

AUDIT FEES. For the audit of the Trust's annual financial statements for the fiscal year ended September 30, 2000, the Fund paid or accrued $81,000 to KPMG LLP.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. For the fiscal year ended September 30, 2000, none of the Trust, the Funds, Cadre or Cadre Securities, Inc. ("CSI") obtained any financial information systems design and implementation services from KPMG LLP.

ALL OTHER FEES. For the fiscal year ended September 30, 2000, the Trust, the Funds, Cadre and CSI paid or accrued aggregate fees of $41,500 for tax return preparation and other tax-related services provided by KPMG LLP.

In connection with selecting KPMG LLP to serve as the independent public accountants of the Trust, the Audit Committee considered whether the provision of other services to the Trust was compatible with preserving the independence of KPMG LLP in performing the Trust's audit.

Ratification of the selection of KPMG LLP as independent accountants of the Trust requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST FOR THE 2001 FISCAL YEAR.

           PROPOSAL 3:      TO AMEND A FUNDAMENTAL INVESTMENT RESTRICTION OF
                            EACH FUND TO PERMIT THE FUNDS TO LEND THEIR
                            PORTFOLIO SECURITIES
                            -------------------------------------------------

At its meeting on December 20, 2000, the Board of Trustees adopted a resolution amending a fundamental investment restriction of each of the Funds to permit the Funds to lend their portfolio securities. By lending portfolio securities to broker-dealers or other financial institutions, the Funds will have the opportunity to earn additional income.

Generally, a securities lending arrangement is one in which a Fund lends its securities to a broker-dealer or other financial institution and receives collateral to secure the loan. The collateral must consist of cash or U.S. Government securities maintained in an amount at least equal to 100% of the market value, determined daily, of the loaned securities. A Fund will have the right to terminate any loan of its portfolio securities upon notice at any time and will do so, among other circumstances, to exercise any right to vote on important matters or when otherwise in the best interests of the Fund. A Fund continues to have the right to receive the interest paid on the loaned securities, and earns additional income from the investment of any cash received as collateral or from interest received on any securities held as collateral, net of certain costs (including rebates paid to borrowers of securities and fees paid to any securities lending agent). As with any extension of credit, there is the possibility of delay of recovery of the loaned securities and loss of rights in the collateral if the borrower fails financially, which events could result in a loss to a Fund. For this reason, a Fund will only engage in securities lending with counterparties deemed creditworthy by Cadre and on terms that it believes adequate to compensate the Fund for such risks. A Fund may also incur a loss if securities purchased with cash collateral from a securities loan decline in value. The Trust has adopted procedures to be followed by Cadre that are designed to minimize the risks associated with securities lending.

The Board of Trustees recommends that the Funds' current investment restriction concerning loans be amended to permit the Funds to lend securities held in their portfolios in amounts not exceeding one-third of the value of any Fund's total assets.



------------

(1) Due to a change in the Trust's fiscal year (from a October 31 year-end to September 30 year-end), the information provided below is for the eleven-month period of November 1, 1999 to September 30, 2000.

The current fundamental investment restriction of each Fund concerning lending is as follows:

"The Fund may not make loans of money or securities, except through the purchase of permitted investments, including repurchase agreements."

The Trustees recommend that shareholders of each of the Funds vote to amend this investment restriction to read as follows:

"The Fund may not make loans of money or securities, except through the purchase of permitted investments, including repurchase agreements, and provided, however, that the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets."

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE AMENDMENT OF THE FUNDAMENTAL INVESTMENT RESTRICTION OF THAT FUND TO PERMIT SECURITIES LENDING.

                             ADDITIONAL INFORMATION
                             ----------------------


THE INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR

Cadre Financial Services, Inc., 905 Marconi Avenue, Ronkonkoma, New York 11779, serves as the administrator of the Trust and also serves as investment adviser of the U.S. Government Money Market Portfolio and the Money Market Portfolio (the "Portfolios"), the two Funds in which the other Funds invest in order to pursue their investment objectives. An affiliate of Cadre, Cadre Securities, Inc. ("CSI"), located at the same address, serves as the distributor of the shares of each of the Funds other than the Portfolios and serves as placement agent for shares of the Portfolios. Cadre and CSI are indirect, wholly owned subsidiaries of Ambac Financial Group, Inc.

CONTROL PERSONS

Exhibit A of this Proxy Statement contains information regarding shareholders owning of record or known by the Trust to own beneficially more than 5% of the outstanding shares of the Trust and/or one or more of the Funds as of the record date. As indicated in Exhibit A, the Michigan School District Liquid Asset Fund plus ("MSDLAF") owns more than 25% of the outstanding shares of the Trust, and is therefore deemed to control the Trust. Through exercise of its voting power with respect to shares of the Trust, MSDLAF may be able to determine the outcome of the voting on Proposal 1 and Proposal 2, depending on the vote of other shareholders on those proposals. Additionally, as indicated in Exhibit A, certain persons own more than 25% of the outstanding shares of one or more of the Funds. Those persons are deemed to control such Funds, and through exercise of their voting power, may be able to determine the outcome of shareholder voting on Proposal 3 by the Funds they control, depending on the vote of other shareholders of those Funds on that proposal.

OTHER MATTERS TO COME BEFORE THE MEETING

The trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If any other matters are properly brought before the Meeting, the persons named as proxies in the enclosed proxy card will vote all shares they are entitled to vote on such matters in accordance with their own best judgment.

DEADLINE FOR SHAREHOLDER PROPOSALS

The Trust does not hold annual meetings of shareholders. Any shareholder desiring to present a proposal for inclusion in the proxy statement for the next special meeting of shareholders should submit the proposal to the Trust within a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                                                      EXHIBIT A

The following persons were known by the Trust to own beneficially (with sole or shared voting or investment power) more than 5% of the shares of the Trust as of January 15, 2001:




                                                                                   PERCENTAGE OF TOTAL
                            NAME                 NUMBER OF SHARES                  OUTSTANDING SHARES
                                                                                       OF THE TRUST
                            ----                 ----------------                  ------------------
                      CADRE INSTITUTIONAL INVESTORS TRUST

Michigan School District Liquid Asset Fund Plus      470,887,353                         45.16%
c/o Michigan Association of School Boards
1001 Centennial Way, Suite 400
Lansing, MI  48933

Ambac Financial Group, Inc.(1)                       211,112,386                         20.24%
1 State Street Plaza
New York, NY  10004

Illinois Park District Liquid Asset Fund Plus         73,417,715                          7.04%
c/o Illinois Association of Park Districts
211 E. Monroe Street
Springfield, IL  62701

--------

(1) Ownership percentage includes direct ownership and indirect beneficial ownership of the shares of the Fund owned by subsidiaries of Ambac
     Financial Group, Inc. including Ambac Assurance Corporation.



The following persons were known by the Trust to own beneficially (with sole shared voting or investment power) more than 5% of the shares of one or more of the Funds as of January 15, 2001.


                                                                                  PERCENTAGE OF TOTAL
                            NAME                 NUMBER OF SHARES                  OUTSTANDING SHARES
                                                                                     OF THE FUND
                            ----                 ----------------                  ------------------


                  CADRE AFFINITY FUND - U.S. GOVERNMENT SERIES


Illinois Municipal League                              5,437,913                        28.94%
Risk Management Association
P.O. Box 5180
Springfield, IL  62705

Madison County School System                           3,566,511                        18.98%
329 Kingston Big Hill Road
Berea, KY  40403

Kentucky School Boards                                 1,708,378                         9.09%
Insurance Trust
260 Democrat Drive
Frankfort, KY  40601-9214

Village of Palatine                                    1,186,838                         6.32%
200 East Wood Street
Palatine, IL  60067-5339

Trigg County Board of Education                        1,131,048                         6.02%
202 Main Street
Cadiz, KY  42211-3131

Village of Woodridge                                   1,066,608                         5.68%
Five Plaza Drive
Woodridge, IL  60517-5014

                CADRE LIQUID ASSET FUND - U.S. GOVERNMENT SERIES

Molina Healthcare of Washington, Inc.                 17,807,737                        33.51%
P.O. Box 3387
Bellevue, WA  98009-3387

City of Reading Treasury Department                   10,434,735                        19.63%
815 Washington Street
Reading, PA  19601-3690

Sequoia Healthcare District                            3,733,527                         7.03%
170 Alameda De Las Pulgas
Room 114
Redwood City, CA  94062


                   CADRE RESERVE FUND - U.S. GOVERNMENT SERIES

Molina Healthcare of Washington, Inc.                 15,269,101                        23.19%
P.O. Box 3387
Bellevue, WA  98009-3387

City of Bridgeport                                    12,786,316                        19.42%
45 Lyons Terrace
Bridgeport, CT  06604

City of Harvey                                        11,420,146                        17.34%
1530 Broadway
Harvey, IL  60426

Madison County School System                           5,448,406                         8.27%
550 South Keeneland Drive
P.O. Box 768
Richmond, KY  40476-0768

Municipality of Bethel Park                            5,283,640                         8.02%
5100 W. Library Ave.
Bethel Park, PA  15102

Town of Suffield                                       4,383,250                         6.66%
83 Mountain Road
Suffield, CT  06078

Town of North Haven                                    3,348,166                         5.09%
18 Church Street
North Haven, CT  06473

                    CADRE AFFINITY FUND - MONEY MARKET SERIES

Molina Medical Centers, Inc.                          14,031,753                         28.94%
One Golden Shore Drive
Long Beach, CA  90802

Physician Association                                 11,310,254                         23.32%
Greater San Gabriel Valley
P.O. Box 6027
Pasadena, CA  91102

Molina Healthcare of Michigan, Inc.                    3,863,187                          7.97%
One Golden Shore Drive
Long Beach, CA  90802-4202

Freeman Medical Group, Inc.                            2,630,097                          5.42%
6077 Bristol Parkway
Culver City, CA  90230


                  CADRE LIQUID ASSET FUND - MONEY MARKET SERIES

Community Hospital Foundation                         12,734,045                         24.25%
P.O. Box HH
Monterey, CA  93942-108599

Sharp Community Medical Group of
   the Monterey Peninsula                             10,382,563                         19.77%
P.O. Box HH
Monterey, CA  93942-108599

Chinese Hospital Association                           5,622,053                         10.71%
845 Jackson Street
San Francisco, CA  94133

Community Hospital of the                              4,875,097                          9.28%
Monterey Peninsula
P.O. Box HH
Monterey, CA  93942-108599

                    CADRE RESERVE FUND - MONEY MARKET SERIES

Ambac Financial Group, Inc.(1)                      211,112,386                         81.34%
1 State Street Plaza
New York, NY  10004


                             MONEY MARKET PORTFOLIO

Michigan School District Liquid Asset Fund Plus      470,887,353                        56.64%
c/o Michigan Association of School Boards
1001 Centennial Way, Suite 400
Lansing, MI  48933


                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Illinois Park District Liquid Asset Fund Plus         73,417,715                         34.76%
c/o Illinois Association of Park Districts
211 E. Monroe Street
Springfield, IL  62701



--------

(1) Ownership percentage includes direct ownership and indirect beneficial ownership of the shares of the Fund owned by subsidiaries of Ambac Financial Group, Inc. including Ambac Assurance Corporation.


                 CADRE LIQUID ASSET FUND-U.S. GOVERNMENT SERIES,
                                   a series of
                       CADRE INSTITUTIONAL INVESTORS TRUST

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES FOR
              SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 26, 2001

           The undersigned hereby appoints Anne G. Gill, Roderick W. Ryan and Fred Jensen jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Cadre Liquid Asset Fund-U.S. Government Series (the "Fund"), a series of Cadre Institutional Investors Trust (the "Trust"), held of record by the undersigned on January 15, 2001 at the Special Meeting of Shareholders of the Trust to be held on February 26, 2001 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE NOMINEES AND FOR EACH OF THE OTHER PROPOSALS.


1.         TO ELECT TRUSTEES OF THE TRUST.

|X| Mark "FOR ALL" if you wish to vote for all nominees.
|X| Mark "WITHHOLD ALL" if you wish to vote against all nominees.
|X| Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided.

               FOR                    WITHHOLD                 FOR ALL EXCEPT
               ALL                      ALL                   AS LISTED BELOW

              [  ]                     [  ]                       [  ]


   Nominees:  William T. Sullivan, Jr., Richard J. Anderson, Frank J. Bivona,
              Harvey A. Fein, Michael P. Flanagan, Russell E. Galipo,
              C. Roderick O'Neil, William J. Reynolds, Don Irvin Tharpe

   List Exceptions:
                     -----------------------------------------

                     -----------------------------------------

                     -----------------------------------------

2. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST FOR THE 2001 FISCAL YEAR.

   PLACE AN "X" IN ONE BOX.

                       FOR  [  ]    AGAINST  [  ]       ABSTAIN  [  ]

3. TO AMEND A FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND TO PERMIT THE FUND TO LEND ITS PORTFOLIO SECURITIES.

   PLACE AN "X" IN ONE BOX.

                       FOR  [  ]    AGAINST  [  ]       ABSTAIN  [  ]


4. IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

           If this proxy is properly executed and received by the Secretary prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR ALL nominees for election as trustees and FOR Proposals 2 and 3.

Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.


-------------------------
Name of Shareholder


--------------------------
Authorized Signature
Title:


--------------------------
Authorized Signature
Title:


Date:_____________________

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:Sign your name exactly as it appears in the registration on the proxy card.

2. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:  for Corporate Accounts or Government Accounts

REGISTRATION                                      VALID SIGNATURE
------------                                      ---------------

(1)   ABC Corp                                  John Doe, Treasurer
(2)   ABC Corp c/o John Doe, Treasurer          John Doe
(3)   ABC Corp., Profit Sharing Plan            John Doe, Trustee

                  CADRE LIQUID ASSET FUND-MONEY MARKET SERIES,
                                   a series of
                       CADRE INSTITUTIONAL INVESTORS TRUST

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES FOR
              SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 26, 2001

           The undersigned hereby appoints Anne G. Gill, Roderick W. Ryan and Fred Jensen jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Cadre Liquid Asset Fund-Money Market Series (the "Fund"), a series of Cadre Institutional Investors Trust (the "Trust"), held of record by the undersigned on January 15, 2001 at the Special Meeting of Shareholders of the Trust to be held on February 26, 2001 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE NOMINEES AND FOR EACH OF THE OTHER PROPOSALS.


1. TO ELECT TRUSTEES OF THE TRUST.

|X| Mark "FOR ALL" if you wish to vote for all nominees.
|X| Mark "WITHHOLD ALL" if you wish to vote against all nominees.
|X| Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided.

           FOR                    WITHHOLD                 FOR ALL EXCEPT
           ALL                      ALL                   AS LISTED BELOW

          [  ]                     [  ]                       [  ]

   Nominees:  William T. Sullivan, Jr., Richard J. Anderson, Frank J. Bivona,
              Harvey A. Fein, Michael P. Flanagan, Russell E. Galipo,
              C. Roderick O'Neil, William J. Reynolds, Don Irvin Tharpe

   List Exceptions:
                     -----------------------------------------

                     -----------------------------------------

                     -----------------------------------------

2. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST FOR THE 2001 FISCAL YEAR.

   PLACE AN "X" IN ONE BOX.

                       FOR  [  ]    AGAINST  [  ]       ABSTAIN  [  ]

3. TO AMEND A FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND TO PERMIT THE FUND TO LEND ITS PORTFOLIO SECURITIES.

   PLACE AN "X" IN ONE BOX.

                       FOR  [  ]    AGAINST  [  ]       ABSTAIN  [  ]


4. IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

           If this proxy is properly executed and received by the Secretary prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR ALL nominees for election as trustees and FOR Proposals 2 and 3.

Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.


-------------------------
Name of Shareholder


--------------------------
Authorized Signature
Title:


--------------------------
Authorized Signature
Title:


Date:_____________________

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:Sign your name exactly as it appears in the registration on the proxy card.

2. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.

For example: for Corporate Accounts or Government Accounts

REGISTRATION                                  VALID SIGNATURE
------------                                  ---------------

(1) ABC Corp                                John Doe, Treasurer
(2) ABC Corp c/o John Doe, Treasurer        John Doe
(3) ABC Corp., Profit Sharing Plan          John Doe, Trustee

                   CADRE AFFINITY FUND-U.S. GOVERNMENT SERIES,
                                   a series of
                       CADRE INSTITUTIONAL INVESTORS TRUST

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES FOR
              SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 26, 2001

           The undersigned hereby appoints Anne G. Gill, Roderick W. Ryan and Fred Jensen jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Cadre Affinity Fund-U.S. Government Series (the "Fund"), a series of Cadre Institutional Investors Trust (the "Trust"), held of record by the undersigned on January 15, 2001 at the Special Meeting of Shareholders of the Trust to be held on February 26, 2001 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE NOMINEES AND FOR EACH OF THE OTHER PROPOSALS.


1. TO ELECT TRUSTEES OF THE TRUST.

|X| Mark "FOR ALL" if you wish to vote for all nominees.
|X| Mark "WITHHOLD ALL" if you wish to vote against all nominees.
|X| Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided.


           FOR                    WITHHOLD                 FOR ALL EXCEPT
           ALL                      ALL                   AS LISTED BELOW

          [  ]                     [  ]                       [  ]

   Nominees:  William T. Sullivan, Jr., Richard J. Anderson, Frank J. Bivona,
              Harvey A. Fein, Michael P. Flanagan, Russell E. Galipo,
              C. Roderick O'Neil, William J. Reynolds, Don Irvin Tharpe

   List Exceptions:
                     -----------------------------------------

                     -----------------------------------------

                     -----------------------------------------

2. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST FOR THE 2001 FISCAL YEAR.

   PLACE AN "X" IN ONE BOX.

                       FOR  [  ]    AGAINST  [  ]       ABSTAIN  [  ]

3. TO AMEND A FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND TO PERMIT THE FUND TO LEND ITS PORTFOLIO SECURITIES.

   PLACE AN "X" IN ONE BOX.

                       FOR  [  ]    AGAINST  [  ]       ABSTAIN  [  ]



4. IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

           If this proxy is properly executed and received by the Secretary prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR ALL nominees for election as trustees and FOR Proposals 2 and 3.

Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.


-------------------------
Name of Shareholder


--------------------------
Authorized Signature
Title:


--------------------------
Authorized Signature
Title:


Date:_____________________

INSTRUCTIONS FOR SIGNING PROXY CARDS


The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:Sign your name exactly as it appears in the registration on the proxy card.

2. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.

For example: for Corporate Accounts or Government Accounts

REGISTRATION                                  VALID SIGNATURE
------------                                  ---------------

(1) ABC Corp                                John Doe, Treasurer
(2) ABC Corp c/o John Doe, Treasurer        John Doe
(3) ABC Corp., Profit Sharing Plan          John Doe, Trustee

                    CADRE AFFINITY FUND-MONEY MARKET SERIES,
                                   a series of
                       CADRE INSTITUTIONAL INVESTORS TRUST

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES FOR
              SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 26, 2001

           The undersigned hereby appoints Anne G. Gill, Roderick W. Ryan and Fred Jensen jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Cadre Affinity Fund-Money Market Series (the "Fund"), a series of Cadre Institutional Investors Trust (the "Trust"), held of record by the undersigned on January 15, 2001 at the Special Meeting of Shareholders of the Trust to be held on February 26, 2001 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE NOMINEES AND FOR EACH OF THE OTHER PROPOSALS.


1. TO ELECT TRUSTEES OF THE TRUST.

|X| Mark "FOR ALL" if you wish to vote for all nominees.
|X| Mark "WITHHOLD ALL" if you wish to vote against all nominees.
|X| Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided.


           FOR                    WITHHOLD                 FOR ALL EXCEPT
           ALL                      ALL                   AS LISTED BELOW

          [  ]                     [  ]                       [  ]

   Nominees:  William T. Sullivan, Jr., Richard J. Anderson, Frank J. Bivona,
              Harvey A. Fein, Michael P. Flanagan, Russell E. Galipo,
              C. Roderick O'Neil, William J. Reynolds, Don Irvin Tharpe

   List Exceptions:
                     -----------------------------------------

                     -----------------------------------------

                     -----------------------------------------

2. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST FOR THE 2001 FISCAL YEAR.

   PLACE AN "X" IN ONE BOX.

                       FOR  [  ]    AGAINST  [  ]       ABSTAIN  [  ]

3. TO AMEND A FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND TO PERMIT THE FUND TO LEND ITS PORTFOLIO SECURITIES.

   PLACE AN "X" IN ONE BOX.

                       FOR  [  ]    AGAINST  [  ]       ABSTAIN  [  ]



4. IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

           If this proxy is properly executed and received by the Secretary prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR ALL nominees for election as trustees and FOR Proposals 2 and 3.

Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.


-------------------------
Name of Shareholder


--------------------------
Authorized Signature
Title:


--------------------------
Authorized Signature
Title:


Date:_____________________

INSTRUCTIONS FOR SIGNING PROXY CARDS


The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:Sign your name exactly as it appears in the registration on the proxy card.

2. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.

For example: for Corporate Accounts or Government Accounts

REGISTRATION                                  VALID SIGNATURE
------------                                  ---------------

(1) ABC Corp                                John Doe, Treasurer
(2) ABC Corp c/o John Doe, Treasurer        John Doe
(3) ABC Corp., Profit Sharing Plan          John Doe, Trustee

                   CADRE RESERVE FUND-U.S. GOVERNMENT SERIES,
                                   a series of
                       CADRE INSTITUTIONAL INVESTORS TRUST

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES FOR
              SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 26, 2001

           The undersigned hereby appoints Anne G. Gill, Roderick W. Ryan and Fred Jensen jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Cadre Reserve Fund-U.S. Government Series (the "Fund"), a series of Cadre Institutional Investors Trust (the "Trust"), held of record by the undersigned on January 15, 2001 at the Special Meeting of Shareholders of the Trust to be held on February 26, 2001 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE NOMINEES AND FOR EACH OF THE OTHER PROPOSALS.


1. TO ELECT TRUSTEES OF THE TRUST.

|X| Mark "FOR ALL" if you wish to vote for all nominees.
|X| Mark "WITHHOLD ALL" if you wish to vote against all nominees.
|X| Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided.


           FOR                    WITHHOLD                 FOR ALL EXCEPT
           ALL                      ALL                   AS LISTED BELOW

          [  ]                     [  ]                       [  ]

   Nominees:  William T. Sullivan, Jr., Richard J. Anderson, Frank J. Bivona,
              Harvey A. Fein, Michael P. Flanagan, Russell E. Galipo,
              C. Roderick O'Neil, William J. Reynolds, Don Irvin Tharpe

   List Exceptions:
                     -----------------------------------------

                     -----------------------------------------

                     -----------------------------------------

2. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST FOR THE 2001 FISCAL YEAR.

   PLACE AN "X" IN ONE BOX.

                       FOR  [  ]    AGAINST  [  ]       ABSTAIN  [  ]

3. TO AMEND A FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND TO PERMIT THE FUND TO LEND ITS PORTFOLIO SECURITIES.

   PLACE AN "X" IN ONE BOX.

                       FOR  [  ]    AGAINST  [  ]       ABSTAIN  [  ]



4. IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

           If this proxy is properly executed and received by the Secretary prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR ALL nominees for election as trustees and FOR Proposals 2 and 3.

Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.


-------------------------
Name of Shareholder


--------------------------
Authorized Signature
Title:


--------------------------
Authorized Signature
Title:


Date:_____________________

INSTRUCTIONS FOR SIGNING PROXY CARDS


The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:Sign your name exactly as it appears in the registration on the proxy card.

2. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.

For example: for Corporate Accounts or Government Accounts

REGISTRATION                                  VALID SIGNATURE
------------                                  ---------------

(1) ABC Corp                                John Doe, Treasurer
(2) ABC Corp c/o John Doe, Treasurer        John Doe
(3) ABC Corp., Profit Sharing Plan          John Doe, Trustee

                     CADRE RESERVE FUND-MONEY MARKET SERIES,
                                   a series of
                       CADRE INSTITUTIONAL INVESTORS TRUST

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES FOR
              SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 26, 2001

           The undersigned hereby appoints Anne G. Gill, Roderick W. Ryan and Fred Jensen jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Cadre Reserve Fund-Money Market Series (the "Fund"), a series of Cadre Institutional Investors Trust (the "Trust"), held of record by the undersigned on January 15, 2001 at the Special Meeting of Shareholders of the Trust to be held on February 26, 2001 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE NOMINEES AND FOR EACH OF THE OTHER PROPOSALS.


1. TO ELECT TRUSTEES OF THE TRUST.

|X| Mark "FOR ALL" if you wish to vote for all nominees.
|X| Mark "WITHHOLD ALL" if you wish to vote against all nominees.
|X| Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided.


           FOR                    WITHHOLD                 FOR ALL EXCEPT
           ALL                      ALL                   AS LISTED BELOW

          [  ]                     [  ]                       [  ]

   Nominees:  William T. Sullivan, Jr., Richard J. Anderson, Frank J. Bivona,
              Harvey A. Fein, Michael P. Flanagan, Russell E. Galipo,
              C. Roderick O'Neil, William J. Reynolds, Don Irvin Tharpe

   List Exceptions:
                     -----------------------------------------

                     -----------------------------------------

                     -----------------------------------------

2. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST FOR THE 2001 FISCAL YEAR.

   PLACE AN "X" IN ONE BOX.

                       FOR  [  ]    AGAINST  [  ]       ABSTAIN  [  ]

3. TO AMEND A FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND TO PERMIT THE FUND TO LEND ITS PORTFOLIO SECURITIES.

   PLACE AN "X" IN ONE BOX.

                       FOR  [  ]    AGAINST  [  ]       ABSTAIN  [  ]



4. IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

           If this proxy is properly executed and received by the Secretary prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR ALL nominees for election as trustees and FOR Proposals 2 and 3.

Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.


-------------------------
Name of Shareholder


--------------------------
Authorized Signature
Title:


--------------------------
Authorized Signature
Title:


Date:_____________________

INSTRUCTIONS FOR SIGNING PROXY CARDS


The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:Sign your name exactly as it appears in the registration on the proxy card.

2. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.

For example: for Corporate Accounts or Government Accounts

REGISTRATION                                  VALID SIGNATURE
------------                                  ---------------

(1) ABC Corp                                John Doe, Treasurer
(2) ABC Corp c/o John Doe, Treasurer        John Doe
(3) ABC Corp., Profit Sharing Plan          John Doe, Trustee

                             MONEY MARKET PORTFOLIO,
                                   a series of
                       CADRE INSTITUTIONAL INVESTORS TRUST

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES FOR
              SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 26, 2001

           The undersigned hereby appoints Anne G. Gill, Roderick W. Ryan and Fred Jensen jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Money Market Portfolio (the "Fund"), a series of Cadre Institutional Investors Trust (the "Trust"), held of record by the undersigned on January 15, 2001 at the Special Meeting of Shareholders of the Trust to be held on February 26, 2001 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE NOMINEES AND FOR EACH OF THE OTHER PROPOSALS.


1. TO ELECT TRUSTEES OF THE TRUST.

|X| Mark "FOR ALL" if you wish to vote for all nominees.
|X| Mark "WITHHOLD ALL" if you wish to vote against all nominees.
|X| Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided.


           FOR                    WITHHOLD                 FOR ALL EXCEPT
           ALL                      ALL                   AS LISTED BELOW

          [  ]                     [  ]                       [  ]

   Nominees:  William T. Sullivan, Jr., Richard J. Anderson, Frank J. Bivona,
              Harvey A. Fein, Michael P. Flanagan, Russell E. Galipo,
              C. Roderick O'Neil, William J. Reynolds, Don Irvin Tharpe

   List Exceptions:
                     -----------------------------------------

                     -----------------------------------------

                     -----------------------------------------

2. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST FOR THE 2001 FISCAL YEAR.

   PLACE AN "X" IN ONE BOX.

                       FOR  [  ]    AGAINST  [  ]       ABSTAIN  [  ]

3. TO AMEND A FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND TO PERMIT THE FUND TO LEND ITS PORTFOLIO SECURITIES.

   PLACE AN "X" IN ONE BOX.

                       FOR  [  ]    AGAINST  [  ]       ABSTAIN  [  ]



4. IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

           If this proxy is properly executed and received by the Secretary prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR ALL nominees for election as trustees and FOR Proposals 2 and 3.

Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.


-------------------------
Name of Shareholder


--------------------------
Authorized Signature
Title:


--------------------------
Authorized Signature
Title:


Date:_____________________

INSTRUCTIONS FOR SIGNING PROXY CARDS


The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:Sign your name exactly as it appears in the registration on the proxy card.

2. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.

For example: for Corporate Accounts or Government Accounts

REGISTRATION                                  VALID SIGNATURE
------------                                  ---------------

(1) ABC Corp                                John Doe, Treasurer
(2) ABC Corp c/o John Doe, Treasurer        John Doe
(3) ABC Corp., Profit Sharing Plan          John Doe, Trustee

                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                   a series of
                       CADRE INSTITUTIONAL INVESTORS TRUST

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES FOR
              SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 26, 2001

           The undersigned hereby appoints Anne G. Gill, Roderick W. Ryan and Fred Jensen jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of U.S. Government Money Market Portfolio (the "Fund"), a series of Cadre Institutional Investors Trust (the "Trust"), held of record by the undersigned on January 15, 2001 at the Special Meeting of Shareholders of the Trust to be held on February 26, 2001 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE NOMINEES AND FOR EACH OF THE OTHER PROPOSALS.


1. TO ELECT TRUSTEES OF THE TRUST.

|X| Mark "FOR ALL" if you wish to vote for all nominees.
|X| Mark "WITHHOLD ALL" if you wish to vote against all nominees.
|X| Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided.


           FOR                    WITHHOLD                 FOR ALL EXCEPT
           ALL                      ALL                   AS LISTED BELOW

          [  ]                     [  ]                       [  ]

   Nominees:  William T. Sullivan, Jr., Richard J. Anderson, Frank J. Bivona,
              Harvey A. Fein, Michael P. Flanagan, Russell E. Galipo,
              C. Roderick O'Neil, William J. Reynolds, Don Irvin Tharpe

   List Exceptions:
                     -----------------------------------------

                     -----------------------------------------

                     -----------------------------------------

2. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST FOR THE 2001 FISCAL YEAR.

   PLACE AN "X" IN ONE BOX.

                       FOR  [  ]    AGAINST  [  ]       ABSTAIN  [  ]

3. TO AMEND A FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND TO PERMIT THE FUND TO LEND ITS PORTFOLIO SECURITIES.

   PLACE AN "X" IN ONE BOX.

                       FOR  [  ]    AGAINST  [  ]       ABSTAIN  [  ]



4. IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

           If this proxy is properly executed and received by the Secretary prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR ALL nominees for election as trustees and FOR Proposals 2 and 3.

Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.


-------------------------
Name of Shareholder


--------------------------
Authorized Signature
Title:


--------------------------
Authorized Signature
Title:


Date:_____________________

INSTRUCTIONS FOR SIGNING PROXY CARDS


The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:Sign your name exactly as it appears in the registration on the proxy card.

2. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.

For example: for Corporate Accounts or Government Accounts

REGISTRATION                                  VALID SIGNATURE
------------                                  ---------------

(1) ABC Corp                                John Doe, Treasurer
(2) ABC Corp c/o John Doe, Treasurer        John Doe
(3) ABC Corp., Profit Sharing Plan          John Doe, Trustee